                                                                    Exhibit 23.1



                      Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (SEC File No. 333-39923) of U.S.A. Floral Products, Inc. of our report dated November 18, 1998, relating to the combined financial statements of Florimex which appears in this Current Report on Form 8-K/A.



/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Charlotte, NC
December 10, 1998